SUPPLEMENT TO THE PROSPECTUS

Effective February 19, 1996, existing shares of United Gold & Government Fund, Inc. will be reclassified as Class A shares and the Fund will begin to offer Class Y shares. Class Y shares will be offered through a Prospectus separate from the Class A Prospectus to certain institutional investors and will not be subject to a sales charge, redemption fee or Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of the Prospectus to which this Supplement is attached.

This Supplement is to be attached to the cover page of the Prospectus of United Gold & Government Fund, Inc. dated March 31, 1995.

This Supplement is dated January 3, 1996.

NUS1013

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Effective February 19, 1996, existing shares of United Gold & Government Fund, Inc. will be reclassified as Class A shares and the Fund will begin to offer Class Y shares. Class Y shares will be offered through a Prospectus separate from the Class A Prospectus to certain institutional investors and will not be subject to a sales charge, redemption fee or Rule 12b-1 fee. Class Y shares will have a different Shareholder Servicing fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the cover of the Statement of Additional Information to which this Supplement is attached.

This Supplement is to be attached to the cover page of the Statement of Additional Information of United Gold & Government Fund, Inc. dated March 31, 1995.

This Supplement is dated January 3, 1996.